SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 2005

friendlyway Corporation
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

0-20317 COMMISSION FILE NUMBER 1255 Battery Street, Suite 200, San Francisco, California (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	88-0270266 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 94111 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (415) 288-3333

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)  Resignation of Thomas Fessler as Director.

On November 30, 2005, Thomas Fessler resigned as a member of the Registrant's Board of Directors. Mr. Fessler resigned because Registrant did not have in place for all directors adequate insurance through a director’s and officer’s program or like coverage.

(b) Resignation of Michael Urban as Chairman, President and Chief Executive Officer.

On December 5, 2005 resigned as a Chairman of the Registrant’s Board of Directors and from his positions as President and Chief Executive Officer. Dr. Urban resigned because he believed new demands made by friendlyway AG (“FWAG”) during negotiations between the Registrant and FWAG would not only prevent the closing of the proposed share exchange transaction between them but also rule out the closing of a separate merger transaction between Registrant and a third partner.

(c) Resignation of Klaus Trox as Director.

On December 5, 2005, Klaus Trox resigned as a member of the Registrant’s Board of Directors. Mr. Trox, a member of AG’s Board of Managing Directors (“Vorstand”), resigned because he believed his role in the negotiations for the proposed share exchange transaction between Registrant and AG created a conflict of interest.

(d) Resignation of Andreas Stuetz as Director.

On December 5, 2005, Andreas Stuetz resigned as a member of the Registrant’s Board of Directors. Mr. Stuetz, a member of AG’s Vorstand, resigned because he believed his role in the negotiations for the proposed share exchange transaction between Registrant and AG created a conflict of interest.

Item 8.01. Other Events.

On December 6, 2005, a business combination among Registrant, FWAG and a third party terminated. Registrant believes that the termination of the business combination, coupled with Registrant's recurring operating losses, inability to generate sufficient cash flow to meet its obligations on a timely basis, inability to raise substantial capital, difficulty in attaining profitability on a consistent basis, resignation of its Chairman, President and CEO with no replacement reasonably likely in the near term, and the resignations of all but one of the Registrant's Board of Directors, raises substantial doubt about its ability to continue as a going concern.

Item 9.01. Financial Statement and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(c)  Exhibits.

99.1   E-mail transmitted November 30, 2005 by Thomas Fessler to members of the Registrant’s Board of Directors announcing his resignation as a director.

99.2   E-mail transmitted December 5, 2005 by Michael Urban to members of the Registrant’s Board of Directors announcing his resignation as a director and as an officer.

99.3   Letter transmitted December 5, 2005 by Klaus Trox to members of the Registrant’s Board of Directors announcing his resignation as a director.

99.4   E-mail transmitted December 5, 2005 by Andreas Stuetz to members of the Registrant’s Board of Directors announcing his resignation as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 9, 2005

friendlyway Corporation

By:	/s/ Henry Lo
Henry Lo
Chief Financial Officer